Exhibit 99.1

Press Release – For Immediate Release

July 19, 2013

Penns Woods Bancorp, Inc. Reports Second Quarter 2013 Operating Earnings

Williamsport, PA – July 19, 2013 - Penns Woods Bancorp, Inc. (NASDAQ:PWOD)

Penns Woods Bancorp, Inc. continued its strong earnings and growth during the recently completed second quarter of 2013. Earnings of $7,343,000 were achieved for the six month period ending June 30, 2013 resulting in basic and dilutive earnings per share of $1.84.

Highlights

•

Completion of the acquisition of Luzerne National Bank Corporation effective June 1, 2013 resulted in an increase in net loans of $254,057,000; investments of $21,140,000; deposits of $279,867,000; and assets of $329,209,000.

•

Net income from core operations (“operating earnings”), which is a non-GAAP measure of net income excluding net securities gains and bank owned life insurance gains on death benefits, decreased to $2,818,000 for the three months ended June 30, 2013 compared to $3,286,000 for the same period of 2012. Net income from core operations decreased to $5,851,000 for the six months ended June 30, 2013 compared to $6,477,000 for the same period of 2012.

•

Operating earnings per share for the three months ended June 30, 2013 were $0.68 basic and dilutive compared to $0.86 basic and dilutive for the same period of 2012. Operating earnings per share for the six months ended June 30, 2013 were $1.46 basic and dilutive compared to $1.69 basic and dilutive for the same period of 2012.

•

Return on average assets was 1.48% for the three months ended June 30, 2013 compared to 1.67% for the corresponding period of 2012. Return on average assets was 1.59% for the six months ended June 30, 2013 compared to 1.78% for the corresponding period of 2012.

•

Return on average equity was 13.54% for the three months ended June 30, 2013 compared to 15.48% for the corresponding period of 2012. Return on average equity was 14.45% for the six months ended June 30, 2013 compared to 16.42% for the corresponding period of 2012.

•	The results for the three and six months ended June 30, 2013 were negatively impacted by $535,000 and $623,000 in expenses related to the acquisition of Luzerne National Bank Corporation.

“The results for the three and six months ended June 30, 2013 have been impacted by the completed acquisition of Luzerne National Bank Corporation into the Penns Woods Bancorp, Inc. family. The acquisition not only resulted in a significant increase in assets, loans, and deposits, but also more than doubled the population residing within the counties we are located. Access to the population base and businesses located within Luzerne and Lackawanna Counties will allow us to continue our strategic path of growing our balance sheet by acquiring high quality earning assets funded by core deposit growth. In addition to the completed acquisition, we continue to invest in revenue streams for the future including planned branches in Lewisburg and Loyalsock, the expansion of our residential secondary market footprint, and growth in our commercial services department,” said Richard A. Grafmyre, CFP®, President and CEO.

A reconciliation of the non-GAAP financial measures of operating earnings, operating return on assets, operating return on equity, and operating earnings per share, described in the highlights, to the comparable GAAP financial measures is included at the end of this press release.

Net Income

Net income, as reported under GAAP, for the three and six months ended June 30, 2013 was $3,659,000 and $7,343,000 compared to $3,398,000 and $7,087,000 for the same period of 2012. Results for the three and six months ended June 30, 2013 compared to 2012 were impacted by an increase in after-tax securities gains of $729,000 (from a gain of $112,000 to a gain of $841,000) for the three month periods and an increase in after-tax securities gains of $991,000 (from a gain of $501,000 to a gain of $1,492,000) for the six month periods. In addition, a gain of $109,000 on death benefit related to bank owned life insurance was recorded during the first quarter of 2012. Impacting the results for the three and six months ended June 30, 2013 was the recognition of $535,000 and $623,000 in expenses related to the acquisition of Luzerne National Bank Corporation. Basic and dilutive earnings per share for the three and six months ended June 30, 2013 was $0.88 and $1.84 compared to $0.89 and $1.85 for the corresponding periods of 2012. Return on average assets and return on average equity were 1.48% and 13.54% for the three months ended June 30, 2013 compared to 1.67% and 15.48% for the corresponding period of 2012. Return on average assets and return on average equity were 1.59% and 14.45% for the six months ended June 30, 2013 compared to 1.78% and 16.42% for the corresponding period of 2012.

Net Interest Margin

The net interest margin for the three and six months ended June 30, 2013 was 4.09% and 4.26% compared to 4.47% and 4.59% for the corresponding periods of 2012. While the net interest margin has decreased year over year, net interest income on a fully taxable equivalent basis has increased $927,000 and $1,369,000 for the three and six months ended June 30, 2013 compared to the corresponding period of 2012. Driving this increase is the growth in the loan and deposit portfolios for the six months ended June 30, 2013 compared to the corresponding period for 2012 primarily due to the acquisition of Luzerne National Bank Corporation, growth in home equity products, recognition of $528,000 in loan interest from the payoff of a nonaccrual loan in the first quarter of 2013, and the continued emphasis on core deposit growth. The primary funding for the loan growth was an increase in core deposits. These deposits represent a lower cost funding source than time deposits and comprise 75.03% of total deposits at June 30, 2013 compared to 72.89% at June 30, 2012. The continued growth in core deposits has led to the total cost of deposits decreasing to 54 bp for the six months ended June 30, 2013 from 75 bp for the corresponding period of 2012. FHLB long-term borrowings have been increased by $9,472,000 since June 30, 2012 to supplement the deposit funding of loan growth and FHLB debt that matured. Long-term borrowings of $5,528,000 matured during the six months ended June 30, 2013 carrying an average rate of 3.94%. The changes in the composition of the deposit and borrowing portfolios has led to the total cost of interest bearing funding decreasing to 77 bp for the six months ended June 30, 2013 from 109 bp at the corresponding period of 2012.

“As seen in the compression of the net interest margin, the margin has and will continue to encounter challenges as we move forward in the current rate environment. We continue to follow our strategic direction to add quality earning assets, even though these new earning assets are being added are at a lower rate than the legacy earning assets that are maturing or are repricing lower at their rate reset dates. Efforts are being undertaken to shorten the investment portfolio duration in order to reduce interest rate and market risk in the future. This is being undertaken primarily through purchases of variable rate and intermediate term corporate bonds. The earning asset strategies do limit current earnings, but they play a key role in our long-term asset liability management strategy. On the funding side of the balance sheet there is limited opportunity to reduce costs. Our focus will continue to be on lower cost core deposits, with an eye toward the lengthening of select funding sources as opportunities are presented,” commented President Grafmyre.

Assets

Total assets increased $388,525,000 to $1,206,958,000 at June 30, 2013 compared to June 30, 2012. Net loans increased to $777,557,000 at June 30, 2013 compared to June 30, 2012 due to the acquisition of Luzerne National Bank Corporation and campaigns related to increasing home equity product market share during 2012 and 2013. The investment portfolio increased $16,168,000 from June 30, 2012 to June 30, 2013 due primarily to the acquisition of Luzerne National Bank Corporation and the purchase of short maturity bonds that have been utilized to reduce the portfolio duration and to provide current cash flow. In addition, we continue to follow our strategy to reduce the investment portfolio duration through the selective selling of bonds as opportunities develop.

Non-performing Loans

Our non-performing loans to total loans ratio has decreased to 0.83% at June 30, 2013 from 1.87% at June 30, 2012. The decrease in non-performing loans is primarily the result of several partial charge-offs and the payoff of a large construction loan that was on nonaccrual. The majority of non-performing loans are centered on several loans that are either in a secured position and have sureties with a strong underlying financial position or have a specific allocation for any impairment recorded within the allowance for loan losses. Net loan recoveries of $712,000 for the six months ended June 30, 2013 augmented the allowance for loan losses which was 1.19% of total loans at June 30, 2013.

Deposits

Deposits have increased $314,194,000 to $955,361,000 at June 30, 2013 compared to June 30, 2012, with core deposits (total deposits excluding time deposits) increasing $249,484,000, while higher cost time deposits only increased $64,710,000. Noninterest-bearing deposits have increased $93,334,000 to $211,096,000 at June 30, 2013 compared to June 30, 2012. Driving this growth is our acquisition of Luzerne National Bank Corporation in addition to our commitment to easy-to-use products, community involvement, and emphasis on customer service. We have also successfully implemented a targeted marketing campaign aimed at further strengthening our customer relationships, while also expanding our market penetration.

Shareholders’ Equity

Shareholders’ equity increased $37,817,000 to $125,928,000 at June 30, 2013 compared to June 30, 2012. The accumulated other comprehensive loss of $4,521,000 at June 30, 2013 is a result of a decrease in unrealized gains on available for sale securities from an unrealized gain of $7,058,000 at June 30, 2012 to an unrealized gain of $286,000 at June 30, 2013. The amount of accumulated other comprehensive loss at June 30, 2013 was also impacted by the change in net excess of the projected benefit obligation over the market value of the plan assets of the defined benefit pension plan resulting in an increase in the net loss of $674,000 to $4,807,000 at June 30, 2013. The current level of shareholders’ equity equates to a book value per share of $26.14 at June 30, 2013 compared to $22.96 at June 30, 2012 and an equity to asset ratio of 10.43% at June 30, 2013 compared to 10.77% at June 30, 2012. Excluding goodwill and intangibles, book value per share was $22.17 at June 30, 2013 compared to $22.17 at June 30, 2012. Dividends declared for the three and six months ended June 30, 2013 were $0.47 and $1.19 per share, which includes a special cash dividend of $0.25 per share declared in the first quarter 2013, compared to $0.47 and $0.94 for the three and six months ended June 30, 2012.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates thirteen branch offices providing financial services in Lycoming, Clinton, Centre, and Montour Counties, and Luzerne Bank, which operates nine branch offices providing financial services in Luzerne and Lackawanna Counties. Investment and insurance products are offered through the bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group.

NOTE: This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature such as net securities gains and losses. Because certain of these items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact. The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein: (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; and (v) the effect of changes in the business cycle and downturns in the local, regional or national economies. For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, including “Item 1A. Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

You should not place undue reliance on any forward-looking statements. These statements speak only as of the date of this press release, even if subsequently made available by the Company on its website or otherwise. The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.

Previous press releases and additional information can be obtained from the Company’s website at www.jssb.com.

Contact:	Richard A. Grafmyre, President and Chief Executive Officer
300 Market Street
Williamsport, PA 17701
570-322-1111 e-mail: jssb@jssb.com

THIS INFORMATION IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT

PENNS WOODS BANCORP, INC.

CONSOLIDATED BALANCE SHEET

(UNAUDITED)

(In Thousands, Except Share Data)	June 30,
	2013	2012	% Change
ASSETS
Noninterest-bearing balances	$26,888	$16,052	67.51%
Interest-bearing deposits in other financial institutions	1,417	21	6647.62%

Total cash and cash equivalents	28,305	16,073	76.10%

Federal funds sold	134	—	n/a
Investment securities, available for sale, at fair value	311,289	295,121	5.48%
Loans held for sale	5,409	3,496	54.72%
Loans	786,961	465,342	69.11%
Allowance for loan losses	(9,404)	(7,438)	26.43%

Loans, net	777,557	457,904	69.81%
Premises and equipment, net	17,101	8,229	107.81%
Accrued interest receivable	4,999	4,071	22.80%
Bank-owned life insurance	25,022	16,101	55.41%
Investment in limited partnerships	2,552	3,213	–20.57%
Goodwill	17,104	3,032	464.12%
Intangibles	1,984	—	n/a
Deferred tax asset	9,906	5,960	66.21%
Other assets	5,596	5,233	6.94%

TOTAL ASSETS	$1,206,958	$818,433	47.47%

LIABILITIES
Interest-bearing deposits	$744,265	$523,405	42.20%
Noninterest-bearing deposits	211,096	117,762	79.26%

Total deposits	955,361	641,167	49.00%

Short-term borrowings	39,000	17,855	118.43%
Long-term borrowings, Federal Home Loan Bank (FHLB)	70,750	61,278	15.46%
Accrued interest payable	442	490	–9.80%
Other liabilities	15,477	9,532	62.37%

TOTAL LIABILITIES	1,081,030	730,322	48.02%

SHAREHOLDERS’ EQUITY
Preferred stock, no par value, 3,000,000 shares authorized; no shares issued	—	—	n/a
Common stock, par value $8.33, 15,000,000 shares authorized; 4,998,881 and 4,018,386 shares issued	41,657	33,486	24.40%
Additional paid-in capital	49,759	18,136	174.37%
Retained earnings	45,343	39,874	13.72%
Accumulated other comprehensive (loss) income:
Net unrealized gain on available for sale securities	286	7,058	–95.95%
Defined benefit plan	(4,807)	(4,133)	–16.31%
Treasury stock at cost, 180,596 shares	(6,310)	(6,310)	0.00%

TOTAL SHAREHOLDERS’ EQUITY	125,928	88,111	42.92%

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,206,958	$818,433	47.47%

PENNS WOODS BANCORP, INC.

CONSOLIDATED STATEMENT OF INCOME

(UNAUDITED)

(In Thousands, Except Per Share Data)	Three Months Ended June 30,			Six Months Ended June 30,
	2013	2012	% Change	2013	2012	% Change
INTEREST AND DIVIDEND INCOME:
Loans including fees	$7,277	$6,294	15.62%	$14,045	$12,608	11.40%
Investment securities:
Taxable	1,507	1,517	–0.66%	2,950	2,991	–1.37%
Tax-exempt	1,162	1,383	–15.98%	2,429	2,788	–12.88%
Dividend and other interest income	72	86	–16.28%	134	178	–24.72%

TOTAL INTEREST AND DIVIDEND INCOME	10,018	9,280	7.95%	19,558	18,565	5.35%

INTEREST EXPENSE:
Deposits	760	934	–18.63%	1,551	1,895	–18.15%
Short-term borrowings	22	28	–21.43%	47	62	–24.19%
Long-term borrowings, FHLB	482	620	–22.26%	1,001	1,240	–19.27%

TOTAL INTEREST EXPENSE	1,264	1,582	–20.10%	2,599	3,197	–18.71%

NET INTEREST INCOME	8,754	7,698	13.72%	16,959	15,368	10.35%

PROVISION FOR LOAN LOSSES	575	600	–4.17%	1,075	1,200	–10.42%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	8,179	7,098	15.23%	15,884	14,168	12.11%

NON-INTEREST INCOME:
Service charges	538	458	17.47%	980	905	8.29%
Securities gains, net	1,274	170	649.41%	2,260	759	197.76%
Bank-owned life insurance	144	133	8.27%	282	401	–29.68%
Gain on sale of loans	302	343	–11.95%	653	526	24.14%
Insurance commissions	247	316	–21.84%	511	758	–32.59%
Brokerage commissions	299	247	21.05%	547	459	19.17%
Other	731	614	19.06%	1,035	1,236	–16.26%

TOTAL NON-INTEREST INCOME	3,535	2,281	54.98%	6,268	5,044	24.27%

NON-INTEREST EXPENSE:
Salaries and employee benefits	3,442	2,850	20.77%	6,510	5,867	10.96%
Occupancy	397	318	24.84%	748	646	15.79%
Furniture and equipment	412	357	15.41%	820	703	16.64%
Pennsylvania shares tax	208	167	24.55%	392	336	16.67%
Amortization of investments in limited partnerships	166	166	0.00%	331	331	0.00%
FDIC deposit insurance	119	115	3.48%	248	238	4.20%
Marketing	120	140	–14.29%	215	273	–21.25%
Intangible amortization	31	—	n/a	31	—	n/a
Other	2,070	1,230	68.29%	3,521	2,413	45.92%

TOTAL NON-INTEREST EXPENSE	6,965	5,343	30.36%	12,816	10,807	18.59%

INCOME BEFORE INCOME TAX PROVISION	4,749	4,036	17.67%	9,336	8,405	11.08%
INCOME TAX PROVISION	1,090	638	70.85%	1,993	1,318	51.21%

NET INCOME	$3,659	$3,398	7.68%	$7,343	$7,087	3.61%

EARNINGS PER SHARE - BASIC	$0.88	$0.89	–1.12%	$1.84	$1.85	–0.54%

EARNINGS PER SHARE - DILUTED	$0.88	$0.89	–1.12%	$1.84	$1.85	–0.54%

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	4,151,035	3,837,579	8.17%	3,995,716	3,837,391	4.13%

WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	4,151,035	3,837,579	8.17%	3,995,716	3,837,391	4.13%

DIVIDENDS DECLARED PER SHARE	$0.47	$0.47	0.00%	$1.19	$0.94	26.60%

PENNS WOODS BANCORP, INC.

AVERAGE BALANCES AND INTEREST RATES

	For the Three Months Ended
(Dollars in Thousands)	June 30, 2013			June 30, 2012
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$21,480	$249	4.65%	$21,621	$298	5.54%
All other loans	596,206	7,113	4.79%	435,918	6,097	5.63%

Total loans	617,686	7,362	4.78%	457,539	6,395	5.62%

Federal funds sold	98	—	0.00%	—	—	0.00%

Taxable securities	178,827	1,573	3.52%	163,294	1,601	3.92%
Tax-exempt securities	119,655	1,761	5.89%	130,313	2,095	6.43%

Total securities	298,482	3,334	4.47%	293,607	3,696	5.04%

Interest-bearing deposits	8,339	6	0.29%	13,285	2	0.06%

Total interest-earning assets	924,605	10,702	4.64%	764,431	10,093	5.30%

Other assets	65,956			50,251

TOTAL ASSETS	$990,561			$814,682

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$107,027	27	0.10%	$79,465	16	0.08%
Super Now deposits	149,635	171	0.46%	120,066	153	0.51%
Money market deposits	172,228	129	0.30%	152,858	202	0.53%
Time deposits	191,046	433	0.91%	172,431	563	1.31%

Total interest-bearing deposits	619,936	760	0.49%	524,820	934	0.72%

Short-term borrowings	21,777	22	0.40%	17,222	28	0.65%
Long-term borrowings, FHLB	71,237	482	2.68%	61,278	620	4.00%

Total borrowings	93,014	504	2.14%	78,500	648	3.27%

Total interest-bearing liabilities	712,950	1,264	0.71%	603,320	1,582	1.05%

Demand deposits	153,840			112,683
Other liabilities	15,652			10,889
Shareholders’ equity	108,120			87,790

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$990,562			$814,682

Interest rate spread			3.93%			4.25%

Net interest income/margin		$9,438	4.09%		$8,511	4.47%

	For the Three Months Ended June 30,
	2013	2012
Total interest income	$10,018	$9,280
Total interest expense	1,264	1,582

Net interest income	8,754	7,698
Tax equivalent adjustment	684	813

Net interest income (fully taxable equivalent)	$9,438	$8,511

PENNS WOODS BANCORP, INC.

AVERAGE BALANCES AND INTEREST RATES

	For the Six Months Ended
(Dollars in Thousands)	June 30, 2013			June 30, 2012
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$21,860	$498	4.59%	$21,574	$607	5.66%
All other loans	546,033	13,716	5.07%	429,040	12,207	5.72%

Total loans	567,893	14,214	5.05%	450,614	12,814	5.72%

Federal funds sold	49	—	0.00%	—	—	0.00%

Taxable securities	170,226	3,076	3.61%	155,247	3,167	4.08%
Tax-exempt securities	123,543	3,680	5.96%	130,452	4,224	6.48%

Total securities	293,769	6,756	4.60%	285,699	7,391	5.17%

Interest-bearing deposits	6,024	8	0.27%	7,660	2	0.05%

Total interest-earning assets	867,735	20,978	4.86%	743,973	20,207	5.45%

Other assets	57,369			50,517

TOTAL ASSETS	$925,104			$794,490

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$95,848	52	0.11%	$76,546	27	0.07%
Super Now deposits	143,509	344	0.48%	114,218	295	0.52%
Money market deposits	158,374	264	0.34%	140,122	407	0.58%
Time deposits	181,443	891	0.99%	174,754	1,166	1.34%

Total interest-bearing deposits	579,174	1,551	0.54%	505,640	1,895	0.75%

Short-term borrowings	21,574	47	0.44%	19,640	62	0.63%
Long-term borrowings, FHLB	73,550	1,001	2.71%	61,278	1,240	4.00%

Total borrowings	95,124	1,048	2.19%	80,918	1,302	3.18%

Total interest-bearing liabilities	674,298	2,599	0.77%	586,558	3,197	1.09%

Demand deposits	135,035			110,382
Other liabilities	14,164			11,216
Shareholders’ equity	101,607			86,334

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$925,104			$794,490

Interest rate spread			4.09%			4.36%

Net interest income/margin		$18,379	4.26%		$17,010	4.59%

	For the Six Months Ended June 30,
	2013	2012
Total interest income	$19,558	$18,565
Total interest expense	2,599	3,197

Net interest income	16,959	15,368
Tax equivalent adjustment	1,420	1,642

Net interest income (fully taxable equivalent)	$18,379	$17,010

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012

Operating Data
Net income	$3,659	$3,684	$3,096	$3,667	$3,398
Net interest income	8,754	8,205	7,838	7,690	7,698
Provision for loan losses	575	500	725	600	600
Net security gains	1,274	986	79	447	170
Non-interest income, ex. net security gains	2,261	1,747	2,206	2,324	2,111
Non-interest expense	6,965	5,851	5,758	5,458	5,343

Performance Statistics
Net interest margin	4.09%	4.46%	4.29%	4.34%	4.47%
Annualized return on average assets	1.48%	1.72%	1.46%	1.77%	1.67%
Annualized return on average equity	13.54%	15.51%	12.92%	15.94%	15.48%
Annualized net loan charge-offs (recoveries) to average loans	0.00%	–0.55%	0.50%	0.44%	0.79%
Net charge-offs (recoveries)	1	(713)	629	517	907
Efficiency ratio	63.2%	58.8%	57.3%	54.5%	54.5%

Per Share Data
Basic earnings per share	$0.88	$0.96	$0.81	$0.96	$0.89
Diluted earnings per share	0.88	0.96	0.81	0.96	0.89
Dividend declared per share	0.47	0.72	0.47	0.47	0.47
Book value	26.14	24.23	24.42	24.43	22.96
Common stock price:
High	41.86	41.45	45.27	44.60	39.90
Low	39.44	38.50	37.16	37.78	36.72
Close	41.86	40.97	37.41	44.33	39.81
Weighted average common shares:
Basic	4,151	3,839	3,838	3,838	3,838
Fully Diluted	4,151	3,839	3,838	3,838	3,838
End-of-period common shares:
Issued	4,999	4,020	4,019	4,019	4,018
Treasury	181	181	181	181	181

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012

Financial Condition Data:
General
Total assets	$1,206,958	$852,997	$856,535	$840,606	$818,433
Loans, net	777,557	503,592	504,615	477,530	457,904
Goodwill	17,104	3,032	3,032	3,032	3,032
Intangibles	1,984	—	—	—	—
Total deposits	955,361	659,304	642,026	641,110	641,167
Noninterest-bearing	211,096	120,471	114,953	115,285	117,762

Savings	140,667	86,556	82,546	81,479	81,479
NOW	161,972	140,626	130,454	125,572	115,972
Money Market	203,076	143,847	144,722	149,054	152,114
Time Deposits	238,550	167,804	169,351	169,720	173,840
Total interest-bearing deposits	744,265	538,833	527,073	525,825	523,405

Core deposits*	716,811	491,500	472,675	471,390	467,327
Shareholders’ equity	125,928	93,013	93,726	93,779	88,111

Asset Quality

Non-performing assets	$6,515	$9,059	$11,706	$12,041	$8,725
Non-performing assets to total assets	0.54%	1.06%	1.37%	1.43%	1.07%
Allowance for loan losses	9,404	8,830	7,617	7,521	7,438
Allowance for loan losses to total loans	1.19%	1.72%	1.49%	1.55%	1.60%
Allowance for loan losses to non-performing loans	144.34%	97.47%	65.07%	62.46%	85.25%
Non-performing loans to total loans	0.83%	1.77%	2.29%	2.48%	1.87%

Capitalization

Shareholders’ equity to total assets	10.43%	10.90%	10.94%	11.16%	10.77%

*	Core deposits are defined as total deposits less time deposits

Reconciliation of GAAP and Non-GAAP Financial Measures

(Dollars in Thousands, Except Per Share Data)	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
GAAP net income	$3,659	$3,398	$7,343	$7,087
Less: net securities and bank-owned life insurance gains, net of tax	841	112	1,492	610

Non-GAAP operating earnings	$2,818	$3,286	$5,851	$6,477

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Return on average assets (ROA)	1.48%	1.67%	1.59%	1.78%
Less: net securities and bank-owned life insurance gains, net of tax	0.34%	0.06%	0.33%	0.15%

Non-GAAP operating ROA	1.14%	1.61%	1.26%	1.63%

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Return on average equity (ROE)	13.54%	15.48%	14.45%	16.42%
Less: net securities and bank-owned life insurance gains, net of tax	3.11%	0.51%	2.93%	1.42%

Non-GAAP operating ROE	10.43%	14.97%	11.52%	15.00%

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Basic earnings per share (EPS)	$0.88	$0.89	$1.84	$1.85
Less: net securities and bank-owned life insurance gains, net of tax	0.20	0.03	0.38	0.16

Non-GAAP basic operating EPS	$0.68	$0.86	$1.46	$1.69

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Dilutive EPS	$0.88	$0.89	$1.84	$1.85
Less: net securities and bank-owned life insurance gains, net of tax	0.20	0.03	0.38	0.16

Non-GAAP dilutive operating EPS	$0.68	$0.86	$1.46	$1.69